UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2014

BENEFITFOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36061	46-2346314
(Commission File Number)	(IRS Employer Identification No.)

100 Benefitfocus Way, Charleston, South Carolina 29492

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (843) 849-7476

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)	Election of Directors

On September 18, 2014, the Board of Directors (the “Board”) of Benefitfocus, Inc. (the “Company”) appointed A. Lanham Napier as a Class I director to hold office until the Company’s 2017 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

The Nominating and Corporate Governance Committee of the Board conducted the search for director candidates. It has not formulated any specific minimum qualifications for director candidates, but has determined certain desirable characteristics including strength of character, mature judgment, career specialization, relevant technical skills and independence. The Nominating and Corporate Governance Committee Charter calls for it to consider diversity to be an additional desirable characteristic in potential nominees. After reviewing several director candidates, the Nominating and Corporate Governance Committee recommended Mr. Napier for appointment to the Board. Mr. Napier also was appointed to serve on the Compensation Committee of the Board (along with directors Stephen M. Swad (Chair), Douglas A. Dennerline, Ann H. Lamont, and Francis J. Pelzer V) and the Nominating and Corporate Governance Committee of the Board (along with directors Ann H. Lamont (Chair), Douglas A. Dennerline, and Mason R. Holland, Jr.). There are no related party transactions with respect to Mr. Napier and the Company, and the Company believes that Mr. Napier satisfies the independence requirements of Rule 5605(a)(2) of the NASDAQ Stock Market listing rules and Rule 10A-3 under the Securities Exchange Act.

On September 18, 2014, Mr. Napier entered into an Independent Director Compensation Agreement in substantially the form filed by the Company with the Securities and Exchange Commission as Exhibit 10.21 to its Form 8-K on June 23, 2014.

Mr. Napier was formally Chief Executive Officer of Rackspace Hosting, Inc. At various times during his 14 years at Rackspace, he also served in other capacities at the company, including as its President, Chief Financial Officer, and member of its board of directors. Prior to that, Mr. Napier was an analyst of Merrill Lynch & Co. He holds a B.A. in Economics from Rice University and an M.B.A. from Harvard University.

A copy of the press release regarding the appointment of Mr. Napier to the Board is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated September 22, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFITFOCUS, INC.

Date:	September 22, 2014	/s/ Milton A. Alpern
Milton A. Alpern, Chief Financial Officer